                                                   Filed pursuant to Rule 497(b)
                                                      Registration No. 333-85022

                                 LIBERTY FUNDS
                                STEIN ROE FUNDS
             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:

     Your fund will hold a special meeting of shareholders on June 28, 2002, at 2:00 p.m. (Eastern Time). At this meeting, you will be asked to vote on the proposed acquisition of your fund, which is one of a number of fund acquisitions recommended by Columbia Management Group, Inc. ("Columbia Management"), the new parent company of the investment advisors to Liberty Funds and Stein Roe Funds. Columbia Management's overall goal in proposing these fund mergers is two-fold. First, by merging funds with similar investment strategies, Columbia Management can create larger, more efficient funds. Second, by streamlining its investment product line, Columbia Management can concentrate its portfolio management resources on a more focused group of portfolios. The specific details and reasons for your fund's acquisition are contained in the enclosed Prospectus/Proxy Statement. Please read it carefully.

     This special meeting will be held at Columbia Management's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 28th, shareholders who have not yet voted may receive a call from Georgeson reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

     If you have any questions regarding the combined Prospectus/Proxy Statement, please call Georgeson at 866-274-6822.

     We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ Keith T. Banks
Keith T. Banks
President

Liberty Funds
Stein Roe Mutual Funds

May 13, 2002
SHM-60/427J-0402

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 2002

                      LIBERTY-STEIN ROE FUNDS INCOME TRUST
                           STEIN ROE HIGH YIELD FUND
         (INCLUDING CLASS S AND LIBERTY HIGH YIELD BOND FUND, CLASS A)

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe High Yield Fund will be held at 2:00 p.m. Eastern Time on Friday, June 28, 2002, at the offices of Columbia Management Group, Inc., the parent of the Stein Roe High Yield Fund's advisor, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe High Yield Fund to, and the assumption of all of the liabilities of the Stein Roe High Yield Fund by, the Liberty High Yield Securities Fund in exchange for shares of the Liberty High Yield Securities Fund and the distribution of such shares to the shareholders of the Stein Roe High Yield Fund in complete liquidation of the Stein Roe High Yield Fund.

     2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on April 17, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          Jean S. Loewenberg, Secretary

May 13, 2002

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU
        CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE HIGH YIELD FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT
                                  MAY 13, 2002

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                           STEIN ROE HIGH YIELD FUND
         (INCLUDING CLASS S AND LIBERTY HIGH YIELD BOND FUND, CLASS A)
                    c/o Liberty-Stein Roe Funds Income Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                        BY AND IN EXCHANGE FOR SHARES OF
                       LIBERTY HIGH YIELD SECURITIES FUND
                           c/o Liberty Funds Trust I
                              One Financial Center
                          Boston, Massachusetts 02111

                               TABLE OF CONTENTS

QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Stein Roe High Yield Fund by
            the Liberty High Yield Securities Fund..........   10
  The Proposal..............................................   10
  Principal Investment Risks................................   10
  Information about the Acquisition.........................   10
GENERAL.....................................................   17
  Voting Information........................................   17
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Capitalization................................  C-1
Appendix D -- Management's Discussion of Fund Performance as
              of December 31, 2001 -- Liberty High Yield
              Securities Fund...............................  D-1

     This combined Prospectus/Proxy Statement contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Stein Roe High Yield Fund (including Class S and Liberty High Yield Bond Fund, Class A) (the "High Yield Fund") by the Liberty High Yield Securities Fund (the "Liberty Securities Fund," and together with the High Yield Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the High Yield Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on June 28, 2002, at the offices of Columbia Management Group, Inc. ("Columbia"), One Financial Center, Boston, Massachusetts 02111. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The Proposal in this Prospectus/Proxy Statement relates to the proposed acquisition of the High Yield Fund by the Liberty Securities Fund. If the Acquisition occurs, you will become a shareholder of the Liberty Securities Fund. The Liberty Securities Fund seeks high current income and total return. If the Agreement and Plan of Reorganization is approved by the shareholders of the High Yield Fund and the Acquisition occurs, the High Yield Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Securities Fund in exchange for shares of the same class of the Liberty Securities Fund (in the case of Class S shares of the High Yield Fund, Class Z shares of the Liberty Securities Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the High Yield Fund will be distributed pro rata to its shareholders of the corresponding class.

     Please review the enclosed Prospectus of the Liberty Securities Fund for your class of shares. This document is incorporated in this Prospectus/Proxy Statement by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are also incorporated in this Prospectus/Proxy Statement by reference:

     - The Prospectuses of the High Yield Fund dated November 1, 2001, as supplemented on November 2, 2001.

     - The Statements of Additional Information of the High Yield Fund dated November 1, 2001, as supplemented on November 2, 2001.

     - Management's discussion of Fund performance, the Reports of Independent Auditors and the financial statements included in the Annual Reports to Shareholders of the High Yield Fund dated June 30, 2001.

     - The financial statements included in the High Yield Fund's Semi-Annual Report to Shareholders dated December 31, 2001.

     - The Statement of Additional Information of the Liberty Securities Fund dated May 13, 2002, relating to the Acquisition.

     The High Yield Fund has previously sent its Annual and Semi-Annual Reports to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing the Internet site for your Fund at www.steinroe.com or www.libertyfunds.com. Our hearing impaired shareholders may call Liberty Funds Services, Inc. at 1-800-528-6979 with special TTD equipment. Text-only versions of all the High Yield Fund and Liberty Securities Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT. PLEASE REVIEW THE FULL PROSPECTUS/ PROXY STATEMENT PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?

The Trustees of Liberty-Stein Roe Funds Income Trust (the "Income Trust"), who are also the Trustees of Liberty Funds Trust I ("Trust I") (each a "Trust" and together, the "Trusts"), are recommending that the Liberty Securities Fund acquire the High Yield Fund. This means that the Liberty Securities Fund would acquire all of the assets and liabilities of the High Yield Fund in exchange for shares of the Liberty Securities Fund. If the Acquisition is approved, you will receive shares of the Liberty Securities Fund with an aggregate net asset value equal to the aggregate net asset value of your High Yield Fund shares as of the day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around July 29, 2002.

Please note that the Trustees of the Income Trust have approved the liquidation of the High Yield Fund in the event that its shareholders do not approve the Acquisition.

2.  WHY IS THE ACQUISITION BEING PROPOSED?

The Trustees of the Income Trust recommend approval of the Acquisition because it offers shareholders of the High Yield Fund an investment in a larger fund with investment goals and strategies generally similar to those of the High Yield Fund. In reviewing the Acquisition, the Trustees also considered:

- that, because the High Yield Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees have approved the liquidation of the High Yield Fund in the event that its shareholders do not approve the Acquisition;

- that based on estimated expense ratios as of December 31, 2001, the High Yield Fund shareholders are expected to experience a decrease in gross expenses (expenses before reduction by the voluntary fee reimbursements described in footnotes 7 and 9 to the Annual Fund Operating Expenses table below) although net expenses (expenses reduced by such fee reimbursements) are not expected to change; and

- that the Acquisition is expected to be tax-free for shareholders of the High Yield Fund who choose to remain shareholders of the Liberty Securities Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

SHAREHOLDERS OF THE HIGH YIELD FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE LIBERTY SECURITIES FUND ARE GENERALLY SIMILAR TO THOSE OF THE HIGH YIELD FUND, THERE MAY BE SOME DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. FOR EXAMPLE, THE LIBERTY SECURITIES FUND IS NOT SUBJECT TO SEVERAL OF THE INVESTMENT RESTRICTIONS TO WHICH THE HIGH YIELD FUND IS SUBJECT. PLEASE SEE THE ANSWER TO QUESTION 4 BELOW FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the High Yield Fund and the Liberty Securities Fund and to analyze the estimated expenses that Columbia expects the combined fund to bear in the first year following the Acquisition. The shareholder fees presented below for the Liberty Securities Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to Liberty Funds Distributor, Inc., each Fund's distributor. Annual Fund Operating Expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating

Expenses shown in the table below represent expenses for the High Yield Fund for its last fiscal year (ended June 30, 2001) and for the Liberty Securities Fund for its last fiscal year (ended December 31, 2001) and those expected to be incurred by the combined fund on a pro forma basis (giving effect to the Acquisition and based on pro forma combined net assets as of December 31, 2001).

Shareholders of the High Yield Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)

                                                                                       LIBERTY
                                                             HIGH YIELD               SECURITIES
                                                                FUND                   FUND(1)
                                                             ----------               ----------
                                                      CLASS A(1)    CLASS S(2)    CLASS A    CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                        4.75          0.00        4.75       0.00
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase price
or redemption price)                                     1.00(3)       0.00        1.00(3)    0.00
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                (4)           (5)          (4)        (4)

---------------
(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(2) A fee of $5 per quarter may be charged to accounts that fall below the required minimum balance of $1,000.

(3) This charge applies only to Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to this charge if sold within 18 months of the date of purchase.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.

(5) There is a $7 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)

                                                                                            LIBERTY
                                         HIGH YIELD                LIBERTY              SECURITIES FUND
                                           FUND(6)             SECURITIES FUND       (PRO FORMA COMBINED)
                                         ----------            ---------------       --------------------
                                     CLASS A     CLASS S     CLASS A     CLASS Z     CLASS A      CLASS Z
Management fee(7)(%)                  0.65        0.65        0.60        0.60         0.60         0.60
----------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees(8)(%)                            0.35        0.00        0.25        0.00         0.25         0.00
----------------------------------------------------------------------------------------------------------
Other expenses(%)                     0.60        0.60        0.37        0.37         0.42(9)      0.42(9)
----------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses(7)(%)                        1.60        1.25        1.22        0.97         1.27(9)      1.02(9)

---------------
(6) The High Yield Fund currently pursues its investment program by investing all of its assets in another investment company, the SR&F High Yield Portfolio (the "Master Fund"). Annual fund operating expenses consist of expenses of the High Yield Fund plus the High Yield Fund's share of the expenses of the Master Fund. The expenses of the High Yield Fund include management fees and administration costs such as furnishing the High Yield Fund with offices and providing tax and compliance services.

(7) The High Yield Fund paid an administration fee of 0.15% and the Master Fund paid a management fee of 0.50%. The High Yield Fund's advisor has voluntarily agreed to reimburse the High Yield Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.00%. If this reimbursement were reflected in the table, the management fee for each class would be 0.40% and the total annual fund operating expenses for Class A and Class S shares would be 1.25% and 1.00%, respectively (after giving effect to the 12b-1 fee waiver discussed in footnote 8). This arrangement may be modified or terminated by the advisor at any time.

(8) The High Yield Fund and the Liberty Securities Fund have adopted plans under Rule 12b-1 that permit them to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A shares of the Liberty Securities Fund and Class A shares of the High Yield Fund. The annual distribution fee may equal up to 0.10% for Class A shares of the High Yield Fund. There is no annual distribution fee for Class A shares of the Liberty Securities Fund. Distribution and service fees are paid out of the assets attributable to these classes. In addition, the High Yield Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table, the 12b-1 fee for Class A shares would be 0.25%. This arrangement may be modified or terminated by the distributor at any time.

(9) In connection with the Acquisition, the Liberty Securities Fund's advisor has indicated that it will voluntarily reimburse the Fund for transfer agency fees so that transfer agency fees will not exceed 0.23%. If this reimbursement were reflected in the table above, other expenses would be 0.40% for Class A and Class Z shares and total annual fund operating expenses for Class A would be 1.25% and for Class Z would be 1.00%. This arrangement may be modified or terminated by the advisor at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the High Yield Fund or the Liberty Securities Fund currently with the cost of investing in the combined fund on a pro forma basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
HIGH YIELD FUND
Class A                                                    $630      $956      $1,304      $2,285
--------------------------------------------------------------------------------------------------
Class S                                                     127       397         686       1,511
--------------------------------------------------------------------------------------------------
LIBERTY SECURITIES FUND
Class A                                                    $593      $844      $1,113      $1,882
--------------------------------------------------------------------------------------------------
Class Z                                                      99       309         536       1,190
--------------------------------------------------------------------------------------------------
LIBERTY SECURITIES FUND
(pro forma combined)
Class A                                                    $598      $859      $1,139      $1,936
--------------------------------------------------------------------------------------------------
Class Z                                                     104       325         563       1,248
--------------------------------------------------------------------------------------------------

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the High Yield Fund and the Master Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Securities Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE HIGH YIELD FUND AND THE LIBERTY SECURITIES FUND COMPARE?

This table shows the investment goals and principal investment strategies of each Fund:

-------------------------------------------------------------------------------
               HIGH YIELD FUND                   LIBERTY SECURITIES FUND
-------------------------------------------------------------------------------
     INVESTMENT GOALS: The High Yield      INVESTMENT GOALS: The Liberty
     Fund seeks its total return by        Securities Fund seeks high current
     investing for a high level of         income and total return.
     current income and capital
     appreciation.
-------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGIES:      PRINCIPAL INVESTMENT STRATEGIES:
     The High Yield Fund seeks to achieve  The Liberty Securities Fund seeks to
     its goals by investing all of its     achieve its goals as follows:
     assets in the SR&F High Yield
     Portfolio (the "Master Fund"). The
     Master Fund seeks to achieve its
     goals as follows:
     - The Master Fund invests at least    - The Fund invests at least 80% of
     80% of its net assets (plus any       its net assets (plus any borrowings
       borrowings for investment             for investment purposes) in
       purposes) in high-yield, high-risk    lower-rated corporate debt
       bonds ("junk bonds").                 securities ("junk bonds").
     - The Master Fund may invest in any   - The Fund may also invest in equity
       type of debt securities, including    securities to seek capital
       corporate bonds and                   appreciation.
       mortgage-backed and asset-backed
       securities.                         - The Fund may invest in securities
                                             issued or guaranteed by foreign
     - To a limited extent, the Master       governments or foreign companies,
     Fund may seek capital appreciation      including securities issued in
       by using hedging techniques such      emerging market countries.
       as futures and options.
     - The Master Fund may also invest in
       equity securities to seek capital
       appreciation.
-------------------------------------------------------------------------------

The following highlights the differences in the principal investment strategies that each Fund uses to achieve its investment goals:

     - Unlike the High Yield Fund, which does not have a principal investment strategy relating to foreign investments, the principal investment strategies of the Liberty Securities Fund include investment in securities issued or guaranteed by foreign governments or foreign companies, including securities issued in emerging market countries.

The following compares other investment policies to which each Fund is subject:

     - Unlike the High Yield Fund, which may not invest more than 5% of its net assets in warrants and may not invest more than 25% of its total assets in securities of foreign issuers that are not traded publicly in the United States, the Liberty Securities Fund is not subject to any such restrictions.

     - Neither the Liberty Securities Fund nor the High Yield Fund may purchase real estate. However, unlike the High Yield Fund, which may purchase securities secured by real estate or interests in real estate and may purchase securities issued by companies which invest in real estate or interests in real estate, the Liberty Securities Fund may only own real estate acquired as the result of owning securities and not constituting more than 5% of its total assets.

     - Although neither the Liberty Securities Fund nor the High Yield Fund may concentrate more than 25% of its total assets in any one industry, for the High Yield Fund, this restriction does not apply to repurchase agreements or securities of issuers in the financial services industry.

     - As a fundamental investment policy, the High Yield Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (other than by entering into futures, options on futures and forward contracts). Such restrictions are not a fundamental investment policy of the Liberty Securities Fund.

     - Unlike the High Yield Fund, the Liberty Securities Fund may purchase and sell futures contracts and related options only if the total initial margin and premiums on the contracts do not exceed 5% of the Fund's total assets.

     - Although both Funds may lend securities, the High Yield Fund may not do so if, as a result of the loan, the aggregate amount of the loans would exceed 33 1/3% of the value of the Fund's total assets.

     - Although the High Yield Fund may borrow only for non-leveraging, temporary or emergency purposes or as part of reverse repurchase agreements, the Liberty Securities Fund is not subject to such restrictions.

     - The High Yield Fund is subject to the following non-fundamental investment policies which, except to the extent applicable to the Liberty Securities Fund by operation of the Investment Company Act of 1940 and the rules and regulations thereunder, do not apply to the Liberty Securities Fund. Under these non-fundamental policies, the High Yield Fund may not (1) invest for the purpose of exercising control, (2) purchase portfolio securities from, or sell portfolio securities to, any of the officers, directors or trustees of the Income Trust, (3) purchase shares of other open-end investment companies, except in the context of a merger, consolidation, acquisition or reorganization, (4) invest more than 5% of its net assets in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, (5) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of the Fund's net assets,
       (6) write an option on a security, (7) invest in limited partnerships in real estate unless they are readily marketable or (8) invest more than 15% of the Fund's total assets in restricted securities, other than securities eligible for resale under Rule 144A of the Securities Act of 1933.

Except as noted above, the investment policies of the High Yield Fund and the Liberty Securities Fund are generally similar. For a complete list of the Funds' investment policies, see the Statement of Additional Information of each Fund.

The High Yield Fund currently pursues its investment program by investing all of its assets in the Master Fund. The Master Fund is advised by Stein Roe & Farnham Incorporated ("Stein Roe") and has investment goals identical to those of the High Yield Fund. This arrangement is known as a "master-feeder" structure. As of April 17, 2002, the High Yield Fund owned approximately a 48.36% interest in the Master Fund, with the remaining interest in the Master Fund owned by the Stein Roe Institutional Client High Yield Fund (the "Institutional Client Fund"). If the Proposal is approved, prior to the Acquisition, the Master Fund is expected to distribute all of its assets to the High Yield Fund and the Institutional Client Fund in exchange for their respective interests in the Master Fund in complete liquidation of the Master Fund. As a result, immediately before the Acquisition, the High Yield Fund and the Institutional Client Fund will cease to operate under a "master-feeder" structure. The Institutional Client Fund will remain as a stand-alone fund.

5. WHAT CLASS OF LIBERTY SECURITIES FUND SHARES WILL YOU RECEIVE IF THE ACQUISITION OCCURS?

If you own Class A shares of the High Yield Fund, you will receive Class A shares of the Liberty Securities Fund. The shares will have the same exchange rights and will bear the same contingent deferred sales charges ("CDSCs") upon redemption, if applicable, as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares.

If you own Class S shares of the High Yield Fund, you will receive Class Z shares of the Liberty Securities Fund. Like your High Yield Fund Class S shares, your new Class Z shares will not bear sales charges or be subject to 12b-1 fees, and they will have distribution, purchase and redemption procedures that are substantially similar to those of your current shares. Your Class Z shares will have a similar "telephone exchange privilege," but unlike your Class S shares, they will not have an "automatic exchange privilege." Also, your exchange rights will be different. Whereas your Class S shares could be exchanged only for certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the High Yield Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the High Yield Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your High Yield Fund shares are expected to carry over to your new shares in the Liberty Securities Fund.

            PROPOSAL -- ACQUISITION OF THE STEIN ROE HIGH YIELD FUND
                   BY THE LIBERTY HIGH YIELD SECURITIES FUND

THE PROPOSAL

     You are being asked to approve the Agreement and Plan of Reorganization dated April 25, 2002, which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the High Yield Fund by the Liberty Securities Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

  What are the principal investment risks of the Liberty Securities Fund, and how do they compare with those of the High Yield Fund?

     The Liberty Securities Fund is subject to market risk, interest rate risk, the issuer risk associated with investing in debt securities issued by private entities (including corporate bonds) and the risks associated with investments in lower-rated debt securities (commonly referred to as "junk bonds"), which are the risks to which the High Yield Fund is subject. Unlike the High Yield Fund, however, the Liberty Securities Fund is subject to the risks associated with foreign investments and investments in emerging markets. Aside from the risks associated with foreign investments and investments in emerging markets, the principal risks associated with each Fund are generally similar because the Funds have generally similar investment goals and strategies. For more information about the principal investment risks of the Liberty Securities Fund, please see the enclosed Prospectus of the Liberty Securities Fund. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

     SHAREHOLDERS OF THE HIGH YIELD FUND SHOULD NOTE THAT, ALTHOUGH THE INVESTMENT GOALS AND STRATEGIES OF THE LIBERTY SECURITIES FUND ARE GENERALLY SIMILAR TO THOSE OF THE HIGH YIELD FUND, THERE MAY BE A DIFFERENCE IN THE INVESTMENT STYLE OF THE COMBINED FUND. FOR EXAMPLE, THE LIBERTY SECURITIES FUND IS NOT SUBJECT TO SEVERAL OF THE INVESTMENT RESTRICTIONS TO WHICH THE HIGH YIELD FUND IS SUBJECT. PLEASE SEE THE ANSWER TO QUESTION 4 ABOVE UNDER "QUESTIONS AND ANSWERS" FOR MORE INFORMATION COMPARING THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS.

INFORMATION ABOUT THE ACQUISITION

  Terms of the Agreement and Plan of Reorganization

     If approved by the shareholders of the High Yield Fund, the Acquisition is expected to occur on or around July 29, 2002, under the Agreement and Plan of Reorganization, which is attached as Appendix A to this combined Prospectus/Proxy Statement. Please review Appendix A. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

     - The High Yield Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Securities Fund in exchange for shares of the same class of the Liberty Securities Fund (in the case of Class S shares of the High Yield Fund, Class Z shares of the Liberty Securities Fund) with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

     - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on July 26, 2002, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.

     - The Class A shares of the Liberty Securities Fund received by the High Yield Fund will be distributed to the Class A shareholders of the High Yield Fund and the Class Z shares of the Liberty Securities Fund received by the High Yield Fund will be distributed to the Class S shareholders of the High Yield Fund, in each case pro rata in accordance with their percentage ownership of the relevant class of the High Yield Fund in full liquidation of the High Yield Fund.

     - After the Acquisition, the High Yield Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     - The Acquisition requires approval by the High Yield Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Trustees of both the Income Trust and Trust I.

     Shareholders who object to the Acquisition will not be entitled under Massachusetts law or the Declaration of Trust of the Income Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition occurs and you own Class A shares of the High Yield Fund, you will receive Class A shares in the Liberty Securities Fund. If the Acquisition occurs and you own Class S shares of the High Yield Fund, you will receive Class Z shares in the Liberty Securities Fund. In comparison to the shares you currently own, the shares you receive will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.

     - They will bear the same sales charges, redemption fees and CDSCs as your current shares to the extent such charges and fees apply, and for purposes of determining the CDSC applicable to any redemption, the new shares will continue to age from the date you purchased your High Yield Fund shares.

     - The procedures for purchasing and redeeming your shares will be generally similar after the Acquisition. However, Class Z shares do not offer an "automatic exchange privilege," whereas Class S shares do offer such exchange privilege.

     - Shareholders of new Class Z shares will have different exchange rights. Whereas Class S shares of the High Yield Fund could be exchanged only for shares of certain other Stein Roe no-load funds offered for sale in your state of residence, your new Class Z shares may be exchanged for Class Z or Class A shares of other funds distributed by Liberty Funds Distributor, Inc. at net asset value.

     - In general, Class Z shares of the Liberty Securities Fund may be purchased only by "Eligible Investors" whose purchases satisfy certain minimum initial investment requirements. You do not need to be an Eligible Investor or satisfy those requirements in order to receive Class Z shares of the Liberty Securities Fund.

     - You will have the same voting rights as you currently have, but as a shareholder of the Liberty Securities Fund of Trust I.

     Information concerning the capitalization of each of the Funds is contained in Appendix C.

  Reasons for the Acquisition

     The Trustees of the Income Trust, who are also the Trustees of Trust I, including all Trustees who are not "interested persons" of those Trusts, have determined on behalf of each Trust that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, which is attached as Appendix A to this Prospectus/Proxy Statement.

     The Acquisition is one of several proposed acquisitions and liquidations of funds in the Liberty and Stein Roe Fund groups proposed by Columbia, the indirect parent of the investment advisors to the Liberty and

Stein Roe Funds. The overall purposes of these acquisitions and liquidations include streamlining and rationalizing the product offerings of the Liberty and Stein Roe Funds, creating larger, more efficient funds and permitting the Columbia organization to concentrate its portfolio management resources on a more focused group of portfolios.

     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on February 12-13, 2002, March 8, 2002, and March 13, 2002, the following reasons for the High Yield Fund to enter into the Acquisition:

     - The Acquisition is expected to create a larger fund with investment goals and strategies generally similar to those of the High Yield Fund.

     - Because the High Yield Fund is too small to be economically viable without fee waivers and expense reimbursements, and has been unable to achieve meaningful sales growth that over time could reduce Fund expenses, the Trustees should approve (and they have subsequently approved) the liquidation of the High Yield Fund in the event that its shareholders do not approve the Acquisition.

     - The Acquisition is intended to permit the High Yield Fund's shareholders to exchange their investment for an investment in the Liberty Securities Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a High Yield Fund shareholder were to redeem his or her shares to invest in another fund, like the Liberty Securities Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the High Yield Fund were liquidated or reorganized in a taxable transaction, the transaction would likely be a taxable event for the Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Liberty Securities Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the High Yield Fund who do not want to become shareholders of the Liberty Securities Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the High Yield Fund prior to the Acquisition.

     In addition, the Trustees considered the tax effects of the Acquisition and the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Securities Fund will achieve any particular level of performance after the Acquisition.

  Performance Information

     The charts below show the percentage gain or loss in each calendar year for the life-of-the-fund period ending December 31, 2001, for the oldest class of shares of the High Yield Fund (Class S shares) and for the ten-year period ending December 31, 2001, for the oldest class of shares of the Liberty Securities Fund (Class A shares). They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not sales charges (if applicable to the Fund's shares). You should note that Class A shares bear higher expenses than Class S shares; if Class S shares had been subject to 12b-1 fees (like Class A shares) the performance shown would have been lower. Returns would be lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in each Fund's respective Prospectus and Statement of Additional Information.

                                HIGH YIELD FUND
[BAR CHART]

                                                                            HIGH YIELD FUND
                                                                            ---------------
1997                                                                             15.84
1998                                                                              4.30
1999                                                                              8.21
2000                                                                             -9.52
2001                                                                              1.09

The Fund's year-to-date total return through March 31, 2002, was 1.08%. For period shown in bar chart:
Best quarter:  2nd quarter 1997, +6.38%
Worst quarter:  3rd quarter 2001, -6.86%

                            LIBERTY SECURITIES FUND
[BAR CHART]

                                                                        LIBERTY SECURITIES FUND
                                                                        -----------------------
1992                                                                             21.14
1993                                                                             19.68
1994                                                                             -0.35
1995                                                                             17.63
1996                                                                             12.20
1997                                                                             13.87
1998                                                                              2.17
1999                                                                              6.16
2000                                                                            -10.28
2001                                                                             -2.78

The Fund's year-to-date total return through March 31, 2002, was 0.97%.
For period shown in bar chart:
Best quarter:  1st quarter 1992, +10.22%
Worst quarter:  4th quarter 2000, -7.93%

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and life-of-the-fund periods ending December 31, 2001 (including applicable sales charges), for Class A and Class S shares of the High Yield Fund and for the one-year, five-year and ten-year periods ending December 31, 2001 (including applicable sales charges), for Class A and Class Z shares of the Liberty Securities Fund. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with one or more indices or averages.

     After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

HIGH YIELD FUND(10)(11)

                                                      INCEPTION                        LIFE OF
                                                        DATE       1 YEAR    5 YEAR    THE FUND
                                                      ---------    ------    ------    --------
Class A (%)                                             8/1/00
  Return Before Taxes                                              -0.50      3.42       3.85
  Return After Taxes on Distributions                              -4.17     -0.63      -0.17
  Return After Taxes on Distributions and
     Sale of Fund Shares                                           -0.30      0.79       1.14
-----------------------------------------------------------------------------------------------
Class S (%)                                            11/1/96
  Return Before Taxes                                               1.09      3.64       4.06
  Return After Taxes on Distributions                              -2.81     -0.40       0.05
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            0.71      1.02       1.36
-----------------------------------------------------------------------------------------------
Merrill Index (%)                                          N/A      4.48      3.45     3.90(12)

---------------
(10) The High Yield Fund's returns are compared to the Merrill Lynch High Yield Master II Index (the "Merrill Index"), an unmanaged broad-based measure of market performance. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices.

(11) Class A is a newer class of shares of the High Yield Fund. Its performance information includes returns of the Fund's Class S shares (the oldest existing fund class) for periods prior to the inception of the newer class of shares. Class S share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class S shares and Class A shares. If differences in expenses were reflected, the returns for periods prior to the inception of the Class A shares would be lower.

(12) Index performance information is from October 31, 1996.

LIBERTY SECURITIES FUND(13)(14)

                                                      INCEPTION
                                                        DATE       1 YEAR    5 YEARS    10 YEARS
                                                      ---------    ------    -------    --------
Class A (%)                                           10/21/71
  Return Before Taxes                                               -7.39      0.51       6.94
  Return After Taxes on Distributions                              -11.25     -3.20       3.07
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            -4.44     -1.27       3.79
------------------------------------------------------------------------------------------------
Class Z (%)                                             1/8/99
  Return Before Taxes                                               -2.53      1.65       7.54
  Return After Taxes on Distributions                               -6.68     -2.17       3.62
  Return After Taxes on Distributions and
     Sale of Fund Shares                                            -1.47     -0.42       4.27
------------------------------------------------------------------------------------------------
CS First Boston Index (%)                                  N/A       5.78      3.25       7.84
------------------------------------------------------------------------------------------------
Lipper Average (%)                                         N/A       1.83      1.42       6.55

---------------
(13) The Liberty Securities Fund's returns are compared to the CS First Boston High Yield Index (the "CS First Boston Index"), an unmanaged index that tracks the performance of high-yield bonds. Unlike the Fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper High Current Yield Funds category average (the "Lipper Average"). This Lipper Average, which is calculated by Lipper, Inc., is composed of funds with similar investment objectives to the Fund. Sales charges are not reflected in the Lipper Average.

(14) Class Z is a newer class of shares. Its performance information includes returns of the Liberty Securities Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. Class A share returns are not restated to reflect any differences in expenses (such as 12b-1 fees) between Class A shares and the Class Z shares. If differences in expenses were reflected, the returns for periods prior to the inception of the Class Z shares would be higher.

  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to the High Yield Fund and the Liberty Securities Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the High Yield Fund or the shareholders of the High Yield Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty Securities Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your High Yield Fund shares;

     - under Section 1223(1) of the Code, your holding period for the Liberty Securities Fund shares you receive will include the holding period for your High Yield Fund shares if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Securities Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Liberty Securities Fund's tax basis in the assets that the Liberty Securities Fund receives from the High Yield Fund will be the same as the High Yield Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty Securities Fund's holding period in such assets will include the High Yield Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of each Fund's Trust. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the High Yield Fund will, and the Liberty Securities Fund may, distribute to their shareholders all of their respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. All such distributions will be taxable to shareholders. The partnership in which the High Yield Fund has invested substantially all its assets will be liquidated just prior to the Acquisition. That transaction will result in the High Yield Fund's tax basis in its interest in that partnership being substituted for the tax basis of the assets owned by the partnership at the time of the liquidation, allocated among those assets as provided in Section 732(c) of the Code. It is this tax basis that will "carry over" to the Liberty Securities Fund as described above.

     Shareholders of the High Yield Fund will also be subject to any distributions of realized gains in the combined fund.

     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

THE TRUSTEES OF THE INCOME TRUST UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal

     Approval of the Agreement and Plan of Reorganization dated April 25, 2002, among the Income Trust on behalf of the High Yield Fund, Trust I on behalf of the Liberty Securities Fund, and Columbia will require the affirmative vote of a majority of the shares of the High Yield Fund voted. A vote of the shareholders of the Liberty Securities Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION

     The Trustees of the Income Trust are soliciting proxies from the shareholders of the High Yield Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on June 28, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The meeting notice, this combined Prospectus/Proxy Statement and proxy inserts are being mailed to shareholders beginning on or about May 13, 2002.

  Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this combined Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the High Yield Fund or by employees or agents of Columbia and its affiliated companies. In addition, Georgeson Shareholder Communications, Inc. ("Georgeson") has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,100.

     Voting Process.  You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, April 17, 2002, are entitled to vote at the Meeting. For each share that you hold, you are entitled to cast a number of votes equal to the net asset value of a share (or fractional share) determined at the close of business on the record date. For example, a share having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.

     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the High Yield Fund and the Liberty Securities Fund are approximately $0 and $28,173, respectively. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Funds. In the event that the shareholders of the High Yield Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, Columbia will bear the costs of the failed Acquisition which would otherwise have been borne by the High Yield Fund and the Liberty Securities Fund.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the High Yield Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the High Yield Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the High Yield Fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the High Yield Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. However, these shares will not be counted as having voted, and therefore they will have no effect on the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Advisors' and Underwriter's Addresses. The address of the High Yield Fund's investment advisor, Stein Roe & Farnham Incorporated, is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The address of the Liberty Securities Fund's investment advisor, Colonial Management Associates, Inc., is One Financial Center, Boston, Massachusetts 02111. The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.

     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of April 17, 2002, for each class of the High Yield Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of the Trusts and their shareholdings in the Funds and the Trusts.

     Adjournments; Other Business. If the High Yield Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the High Yield Fund that are present in person or by proxy on the question when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the High Yield Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the High Yield Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. Neither the Income Trust nor Trust I holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of either Fund or either Trust must be received by the relevant Fund in writing a reasonable time before the relevant Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, care of the Income Trust or Trust I, as applicable, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April 25, 2002, is by and among Liberty-Stein Roe Funds Income Trust (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated January 3, 1986, as amended, on behalf of the Stein Roe High Yield Fund (including Class S and Liberty High Yield Bond Fund, Class A) (the "Acquired Fund"), a series of the Trust, Liberty Funds Trust I (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 14, 1985, as amended, on behalf of the Liberty High Yield Securities Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders"), determined as of the close of business on the Valuation

          Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

     1.4. With respect to Acquisition Shares distributable pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5. As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1. For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

     2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

     3.1. The Closing Date shall be on July 29, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.

     3.2. The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to The Chase Manhattan Bank, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940 (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "The Chase Manhattan Bank, custodian for Liberty High Yield Securities Fund."

     3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4. At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5. At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1. The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments at, as of and for the two years ended June 30, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets, the statement of changes in net assets and the schedule of investments for the six months ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (g) Since December 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest with no par value, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2001, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.

     4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

        (e) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (g) The statement of assets, the statement of operations, the statement of changes in assets and the schedule of investments at, as of and for the two years ended December 31, 2001, of the Acquiring Fund, audited by PricewaterhouseCoopers LLP, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since December 31, 2001;

        (h) Since December 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

        (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (j) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (k) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Class Z shares,* each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date;

        (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

        (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (n) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

---------------

* Class S shares of the Acquiring Fund will be redesignated as Class Z shares on the Closing Date.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2. The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3. In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4. The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5. The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1. The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2. The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares and Class Z shares of beneficial interest in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2. The Acquiring Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3. Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after June 30, 2001, and on or prior to the Closing Date.

     7.4. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5. The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4. The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (e) The shareholders of the Acquired Fund will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (f) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (g) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

     9.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund, fifty percent (50%) of such expenses shall be borne by the Acquiring Trust, on behalf of the Acquiring Fund, and fifty percent (50%) of such expenses shall be borne by Columbia.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1. The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

         (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

         (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2002, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.

     11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Liberty-Stein Roe Funds Income Trust, One Financial Center, Boston, Massachusetts 02111, Attention:
Secretary or to Liberty Funds Trust I, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          LIBERTY-STEIN ROE FUNDS INCOME TRUST
                                          on behalf of Stein Roe High Yield Fund

                                          By: /s/  J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                          Name: J. Kevin Connaughton
                                          Title: Treasurer

ATTEST:

/s/  RUSSELL L. KANE
--------------------------------------
Name: Russell L. Kane
Title: Assistant Secretary

                                          LIBERTY FUNDS TRUST I
                                          on behalf of Liberty High Yield
                                          Securities Fund

                                          By: /s/  J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                          Name: J. Kevin Connaughton
                                          Title: Treasurer

ATTEST:

/s/  RUSSELL L. KANE
--------------------------------------
Name: Russell L. Kane
Title: Assistant Secretary

                                          Solely for purposes of paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By: /s/  KEITH T. BANKS
                                            ------------------------------------
                                          Name: Keith T. Banks
                                          Title: President

ATTEST:

/s/  ROBERT J. FITZPATRICK
--------------------------------------
Name: Robert J. Fitzpatrick
Title: Assistant Secretary

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE HIGH YIELD FUND

     For each class of the High Yield Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of April 17, 2002, was as follows:

                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                           CLASS    ENTITLED TO VOTE
----                                           -----    ----------------
HIGH YIELD FUND..............................   A           24,957.4530
                                                S        8,250,131.2970

OWNERSHIP OF SHARES

     As of April 17, 2002, each Trust believes that the Trustees and officers of the respective Trusts, as a group, owned less than one percent of each class of shares of each Fund and of each Trust as a whole. As of April 17, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:

                                                                          NUMBER OF      PERCENTAGE OF
                                                                         OUTSTANDING      OUTSTANDING
                                                                          SHARES OF        SHARES OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED      CLASS OWNED
--------------             -------------------------------              --------------   -------------
HIGH YIELD FUND

  CLASS A................  Linda B. Shapiro                                 3,883.1550       15.56%
                           2000 Linwood Avenue, Apt. 4W
                           Fort Lee, NJ 07024-3003

                           Lehman Brothers Inc.                             9,395.0710       37.64%
                           742-01505-13
                           101 Hudson St. Fl. 31
                           Jersey City, NJ 07302-3915

                           Donaldson Lufkin Jenrette                        1,893.4340        7.59%
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           Christopher L. Cherry                            5,141.0680       20.60%
                           Dianne M. Cherry JT WROS.
                           24326 Corte Aldalano
                           Murrieta, CA 92562-6145

                           Marian Weinschenk &                              2,670.1750       10.70%
                           Thomas D. Weinschenk JT WROS.
                           1012 Grandview St.
                           Scranton, PA 18509-1740

                           Investors Bank & Trust IRA                       1,793.3420        7.19%
                           Josephine M. Kollar
                           158 E. Ford Ave.
                           Barberton, OH 44203-3210

                                                                          NUMBER OF      PERCENTAGE OF
                                                                         OUTSTANDING      OUTSTANDING
                                                                          SHARES OF        SHARES OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED      CLASS OWNED
--------------             -------------------------------              --------------   -------------
  CLASS S................  National Financial Srvc. Corp.               2,222,045.7000       26.98%
                           For the Exclusive Benefit of
                           Our Customers
                           Attn: Mutual Funds
                           P.O. Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Donaldson Lufkin Jenrette                      445,870.0250        5.41%
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           A.G. Edwards & Sons Inc. FBO                   655,318.1860        7.96%
                           Royal Bank of Canada II
                           A/C 0663-128345
                           1 N. Jefferson Ave.
                           Saint Louis, MO 63103-2287

                           IMS & Co.                                    1,306,921.3240       15.87%
                           For the Exclusive Benefit
                           of Customers
                           P.O. Box 3865
                           Englewood, CO 80155-3865

                           Charles Schwab & Co. Inc.                    1,108,549.2710       13.46%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

LIBERTY SECURITIES FUND

  CLASS B................  Merrill Lynch Pierce Fenner & Smith          6,258,672.4910        8.35%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97B52
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS C................  Banc One Securities Corp.                    2,038,070.7900       17.06%
                           Attn: Wrap Processing OH1-1244; Ste. J-2
                           1111 Polaris Parkway
                           Columbus, OH 43240-1244

                           Merrill Lynch Pierce Fenner & Smith            860,824.7700        7.21%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97JG1
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS Z................  Charles Schwab & Co. Inc. Cust.                217,472.4390       35.88%
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122

                           Henry C. Frenck                                 44,645.4090        7.37%
                           2200 Firsr Landing Ln.
                           Virginia Beach, VA 23451-1702

                                                                          NUMBER OF      PERCENTAGE OF
                                                                         OUTSTANDING      OUTSTANDING
                                                                          SHARES OF        SHARES OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER               CLASS OWNED      CLASS OWNED
--------------             -------------------------------              --------------   -------------
                           Investors Bank & Trust IRA                      83,911.5780       13.84%
                           Barry G. Blenis
                           80 Willowbrook Rd.
                           Surprise, NY 12176-2301

                           Investors Bank & Trust IRA                      45,982.5240        7.59%
                           Karen M. Jones
                           20 Bobwhite Dr.
                           Glenmont, NY 12077-4402

                           Investors Bank & Trust IRA                      51,713.4470        8.53%
                           Margaret J. Welch
                           19 Maryea Ln.
                           Delmar, NY 12054-9709

OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITION

     As of April 17, 2002, the shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund would own the following percentage of the Liberty Securities Fund upon consummation of the
Acquisition:

                                                                    PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
                                                                         CONSUMMATION OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER                 ACQUISITIONS
--------------             -------------------------------          --------------------------
HIGH YIELD FUND

  CLASS A................  Linda B. Shapiro                                    0.01%
                           2000 Linwood Avenue, Apt. 4W
                           Fort Lee, NJ 07024-3003

                           Lehman Brothers Inc.                                0.02%
                           742-01505-13
                           101 Hudson St. Fl. 31
                           Jersey City, NJ 07302-3915

                           Donaldson Lufkin Jenrette                              *
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           Christopher L. Cherry                               0.01%
                           Dianne M. Cherry JT WROS.
                           24326 Corte Aldalano
                           Murrieta, CA 92562-6145

                           Marian Weinschenk &                                 0.01%
                           Thomas D. Weinschenk JT WROS.
                           1012 Grandview St.
                           Scranton, PA 18509-1740

                           Investors Bank & Trust IRA                             *
                           Josephine M. Kollar
                           158 E. Ford Ave.
                           Barberton, OH 44203-3210

------------
* Rounds to less than 0.01%

                                                                    PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
                                                                         CONSUMMATION OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER                 ACQUISITIONS
--------------             -------------------------------          --------------------------

  CLASS S................  National Financial Srvc. Corp.                     25.78%
                           For the Exclusive Benefit of
                           Our Customers
                           Attn: Mutual Funds
                           P.O. Box 3908
                           Church Street Station
                           New York, NY 10008-3908

                           Donaldson Lufkin Jenrette                           5.17%
                           Securities Corp. Inc.
                           P.O. Box 2052
                           Jersey City, NJ 07303-2052

                           A.G. Edwards & Sons Inc. FBO                        7.60%
                           Royal Bank Of Canada II
                           A/C 0663-128345
                           1 N. Jefferson Ave.
                           Saint Louis, MO 63103-2287

                           IMS & Co.                                          15.17%
                           For the Exclusive Benefit
                           of Customers
                           P. O. Box 3865
                           Englewood, CO 80155-3865

                           Charles Schwab & Co. Inc.                          12.86%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122

LIBERTY SECURITIES FUND

  CLASS B................  Merrill Lynch Pierce Fenner & Smith                 8.35%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97B52
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS C................  Banc One Securities Corp.                          17.06%
                           Attn: Wrap Processing OH1-1244; Ste.
                           J-2
                           1111 Polaris Parkway
                           Columbus, OH 43240-1244

                           Merrill Lynch Pierce Fenner & Smith                 7.21%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97JG1
                           4800 Deer Lake Dr. E., 2nd Floor
                           Jacksonville, FL 32246-6484

  CLASS Z................  Charles Schwab & Co. Inc. Cust.                     1.59%
                           Attn: Mutual Funds Dept.
                           101 Montgomery St.
                           San Francisco, CA 94104-4122

                           Henry C. Frenck                                     0.33%
                           2200 Firsr Landing Ln.
                           Virginia Beach, VA 23451-1702

                                                                    PERCENTAGE OF OUTSTANDING
                                                                    SHARES OF CLASS OWNED UPON
                                                                         CONSUMMATION OF
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER                 ACQUISITIONS
--------------             -------------------------------          --------------------------
                           Investors Bank & Trust IRA                          0.61%
                           Barry G. Blenis
                           80 Willowbrook Rd.
                           Surprise, NY 12176-2301

                           Investors Bank & Trust IRA                          0.34%
                           Karen M. Jones
                           20 Bobwhite Dr.
                           Glenmont, NY 12077-4402

                           Investors Bank & Trust IRA                          0.38%
                           Margaret J. Welch
                           19 Maryea Ln.
                           Delmar, NY 12054-9709

                                                                      APPENDIX C

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of the High Yield Fund and the Liberty Securities Fund as of February 28, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the High Yield Fund by the Liberty Securities Fund at net asset value as of that date.

                                                                                         LIBERTY
                                                                                     SECURITIES FUND
                               HIGH YIELD         LIBERTY         PRO FORMA             PRO FORMA
                                  FUND        SECURITIES FUND    ADJUSTMENTS           COMBINED(1)
                               -----------    ---------------    ------------        ---------------
Class A
Net asset value..............  $   156,518     $373,464,632      $    (13,857)(2)     $373,607,293
Shares outstanding...........       21,002       82,835,933            13,703           82,870,638
Net asset value per share....  $      7.45     $       4.51                           $       4.51

Class B
Net asset value..............                  $333,346,011      $    (12,369)(2)     $333,333,642
Shares outstanding...........                    73,936,931                             73,936,931
Net asset value per share....                  $       4.51                           $       4.51

Class C
Net asset value..............                  $ 51,469,924      $     (1,910)(2)     $ 51,468,014
Shares outstanding...........                    11,416,093                             11,416,093
Net asset value per share....                  $       4.51                           $       4.51

Class S
Net asset value..............  $40,294,555                       $(40,294,555)(3)
Shares outstanding...........    5,614,141                         (5,614,141)(3)
Net asset value per share....  $      7.18

Class Z
Net asset value..............                  $  1,014,826      $ 40,294,518(2)(4)   $ 41,309,344(4)
Shares outstanding...........                       225,081         8,934,483(4)         9,159,564(4)
Net asset value per share....                  $       4.51                           $       4.51

---------------
(1) Assumes the Acquisition was consummated on February 28, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Securities Fund will be received by the shareholders of the High Yield Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Securities Fund that actually will be received on or after such date.

(2) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of $0 and $28,173 to be borne by the High Yield Fund and the Liberty Securities Fund, respectively.

(3) Class S shareholders of the High Yield Fund will receive Class Z shares of the Liberty Securities Fund on the date of the Acquisition.

(4) Includes net asset value attributable to, and shares outstanding of, Class S shares of the High Yield Fund.

                                                                      APPENDIX D

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                            AS OF DECEMBER 31, 2001
                       LIBERTY HIGH YIELD SECURITIES FUND

PERFORMANCE INFORMATION
VALUE OF A $10,000 INVESTMENT
12/31/91 -- 12/31/01

                              (PERFORMANCE GRAPH)

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES,
12/31/91 -- 12/31/01($)

                                                             without     with
                                                              sales     sales
                                                             charge     charge
------------------------------------------------------------------------------
Class A                                                      20,536     19,561
------------------------------------------------------------------------------
Class B                                                      19,126     19,126
------------------------------------------------------------------------------
Class C                                                      19,769     19,769
------------------------------------------------------------------------------
Class Z                                                      20,691        n/a

---------------
MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

    Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 31, 1991 and reinvestment of income and capital gains distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01 (%)

                                          A                    B                    C               Z
                                  -----------------    -----------------    -----------------    -------
                                      10/21/71              6/8/92               1/15/96         1/8/99
                                  -----------------    -----------------    -----------------    -------
                                  without     with     without     with     without     with     without
                                   sales     sales      sales     sales      sales     sales      sales
Share Class Inception             charge     charge    charge     charge    charge     charge    charge
--------------------------------------------------------------------------------------------------------
1-year                             (2.78)    (7.39)     (3.51)    (7.86)     (3.37)    (4.24)     (2.53)
--------------------------------------------------------------------------------------------------------
5-year                              1.49      0.51       0.73      0.47       0.87      0.87       1.65
--------------------------------------------------------------------------------------------------------
10-year                             7.46      6.94       6.70      6.70       7.05      7.05       7.54

---------------
    Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year--5%, second year--4%, third year--3%, fourth year--3%, fifth year--2%, sixth year--1%, thereafter--0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

    Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

    Class B, C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class B and C shares would have been lower, and class Z shares would have been higher.

SEC YIELDS AS OF 12/31/01 (%)(1)

Class A                                                          9.94
---------------------------------------------------------------------
Class B                                                          9.67
---------------------------------------------------------------------
Class C                                                          9.82
---------------------------------------------------------------------
Class Z                                                         10.70

---------------
(1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 9.67%.

TOP 10 ISSUERS AS OF 12/31/01 (%)

Allied Waste                                                    1.9
-------------------------------------------------------------------
Pemex Project Trading                                           1.8
-------------------------------------------------------------------
Csc Holding Limited                                             1.6
-------------------------------------------------------------------
Riverwood International                                         1.4
-------------------------------------------------------------------
Comcast Uk Cable Partners                                       1.3
-------------------------------------------------------------------
Frontiervision Holdings                                         1.3
-------------------------------------------------------------------
Echostar DBS                                                    1.3
-------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.                                1.3
-------------------------------------------------------------------
Premier International Foods                                     1.2
-------------------------------------------------------------------
Telewest Communication                                          1.1
-------------------------------------------------------------------

QUALITY BREAKDOWN AS OF 12/31/01 (%)

AAA                                                              4.2
--------------------------------------------------------------------
BBB                                                              1.4
--------------------------------------------------------------------
BB                                                              14.9
--------------------------------------------------------------------
B                                                               56.2
--------------------------------------------------------------------
CCC                                                             12.2
--------------------------------------------------------------------
CC                                                               2.2
--------------------------------------------------------------------
D                                                                0.3
--------------------------------------------------------------------
Non-rated                                                        0.2
--------------------------------------------------------------------
equity                                                           6.6
--------------------------------------------------------------------
other net assets                                                 1.8
--------------------------------------------------------------------

---------------
    Portfolio holdings and quality breakdown are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and quality breakdown in the future.

    Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. The "Other" category represents the total of other assets and liabilities.

PORTFOLIO MANAGERS' REPORT

     The 12 months ended December 31, 2001 were a difficult time for Liberty High Yield Securities Fund. The fund generated a total return of negative 2.78% for class A shares without a sales charge. This return fell short of both the fund's benchmark, the CS First Boston High Yield Index, and its peer group, the Lipper High Current Yield Funds Category Average. The index returned 5.78% for the period while the Lipper peer group average returned 1.81%.

A ROUGH PERIOD FOR HIGH YIELD

     Going into the period, signs indicated that the high yield market was headed for a much-needed recovery. In fact, high yield did experience solid growth in December 2000 and January 2001. However, conditions took a turn for the worse in February and continued to decline until the fourth quarter of 2001. The credit-intensive B rated sector of the market, in which the fund is focused, was particularly hard hit. This sector led the high yield bond market to a recovery in the fourth quarter. The fund performed well in the fourth quarter, but the rebound was not enough to offset earlier losses.

     Although this was clearly a challenging time for the high yield market, we stayed true to the fund's fundamental investment objectives and our credit-intensive investment style. Because lower-quality investments were out of favor throughout much of the period, the fund underperformed the index, which measures the performance of the broader high yield market. We believe that we are well positioned if conditions in the high yield market continue to improve.

DIVIDEND REDUCED TWICE DURING THE PERIOD

     In response to the general decline in credit quality, increased default rates and reduced earnings generated by the high yield market, the fund announced dividend cuts in June and September. We actively monitor dividend distributions, and our policy is to fully pay out earned income. As the fund's earning power declined, it became necessary to lower the dividend rate in order to maintain the quality of the portfolio and generate sustainable income. While we understand that this is not welcome news to our shareholders, the cuts were in line with those of many other high yield funds.

PORTFOLIO QUALITY INCREASED SLIGHTLY

     Over the course of the period, we increased our weighting in BB rated bonds from approximately 9% at the beginning of the period to 15% at period end. While this shift did increase the portfolio quality somewhat, we remain underweight in BB issues relative to our peers, as a result of our focus on B rated bonds.

TELECOMMUNICATION AND AIRLINE SECTORS HURT PERFORMANCE

     The fund was underweighted in the airline sector, but did own an issue of US Airways Inc. (0.9% of net assets) during the period. This airline holding suffered in the wake of the September 11 tragedy, but our holding is secured and we expect a full recovery. The fund's performance was also negatively impacted by its overweighted positions in the telecommunication and media sectors. Previously a driver of positive performance, these sectors underperformed during the period as funding sources across the industry tightened quickly and dramatically. A number of telecommunications holdings have been eliminated from the portfolio due to their disappointing performance.

DEFENSIVE SECTORS WERE STRONG

     There were a few bright spots in the portfolio during the period. Defensive sectors such as health care, housing and utilities tended to be less sensitive to the economic downturn, and thus benefited performance. Within the health services sector, we purchased HCA (0.7% of net assets). Other non-telecommunication segments of the portfolio also saw strong performance. In the industrial and manufacturing sector, performance was enhanced by holdings such as Terra Industries, Kaiser Aluminum and Allied Waste (1.0%, 1.3% and 1.9% of net assets, respectively).

PORTFOLIO STRUCTURE AS OF 12/31/01 (%)

                                  [LINE CHART]

MATURITY BREAKDOWN AS OF 12/31/01 (%)

                                  [PIE CHART]

     Portfolio structure and maturity breakdowns are calculated as a percentage of net assets. The "Other" category represents the total of other assets and liabilities.

     Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity.

     Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this portfolio structure and maturity breakdown in the future.

OPTIMISTIC OUTLOOK FOR HIGH YIELD MARKET

     We saw the beginnings of a high yield rally in the fourth quarter of 2001, which has continued into January 2002. We believe there is room for further recovery in the high yield market. Any additional economic stimulus or interest rate cuts could also benefit high yield.

     We intend to maintain our fundamental approach to research, as well as our credit intensive high yield investment style. We will also continue to actively manage the portfolio, selectively purchasing high yield issues when we find attractive opportunities to do so. We believe the fund will be well positioned should the high yield market continue its return to more normal conditions.

Scott B. Richards
Portfolio Manager

Carl C. Ericson*
Portfolio Manager

Scott B. Richards and Carl C. Ericson are portfolio co-managers of Liberty High Yield Securities Fund. Mr. Ericson joined Colonial Management Associates, Inc.
(CMA) in 1984. He is currently a senior vice president of CMA and director of the taxable fixed income department, supervising approximately $7 billion of assets invested in government, mortgage, corporate, high yield and international bonds. Mr. Richards, who joined CMA in 1999, is a senior vice president of CMA and lead manager of the company's high yield portfolios.

---------------

*Carl C. Ericson is no longer portfolio co-manager of Liberty High Yield
     Securities Fund. Scott B. Richards is the lead manager of the Fund.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

     Investing in high yield securities involves greater credit risk and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that prices may change as interest rates increase or decrease.